UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported) August 13, 2003

                                   ----------


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 0-23047                 13-3864870
           --------                 -------                 ----------

 (State or other Jurisdiction   (Commission File         (I.R.S. Employer
              of                    Number)           Identification Number)
Incorporation or Organization)


                         420 Lexington Avenue, Suite 601
                            New York, New York 10170
                            ------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5.     Other Events and Required FD Disclosure.
            ----------------------------------------

            On August 13, 2003 (the "Effective Date"), SIGA Technologies, Inc., a Delaware corporation ("SIGA"), entered into a definitive purchase agreement (the "Agreement") with MacAndrews & Forbes Holdings Inc., a Delaware corporation ("MacAndrews & Forbes"), pursuant to which MacAndrews & Forbes invested $1,000,000 in SIGA in exchange for an aggregate of 694,444 shares of common stock, par value $.0001 per share, of SIGA ("Common Stock") at a price of $1.44 per share and warrants to purchase an additional 347,222 shares of Common Stock at an exercise price of $2.00 per share. Pursuant to the Agreement, MacAndrews & Forbes was also granted an option, exercisable through October 13, 2003, and, if required, subject to shareholder approval, to make additional investments in SIGA of up to $9,000,000 in exchange for up to an additional 6,250,000 shares of Common Stock and warrants to purchase up to an additional 3,125,000 shares of Common Stock on the same terms. SIGA has agreed to register the shares of Common Stock and the shares of Common Stock underlying the warrants, issued to MacAndrews & Forbes, under the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the terms of a registration rights agreement, dated as of the Effective Date, between SIGA and MacAndrews & Forbes. SIGA anticipates using funds from these investments for research and development, the pursuit of growth opportunities and general corporate purposes.


            The description of the transactions contemplated by the Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      4(k) Form of Warrant, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.

      4(l) Registration Rights Agreement, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.

      10(fff) Securities Purchase Agreement, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.

      99.1              Press Release dated August 14, 2003.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By:   /s/ Thomas N. Konatich
                                          ----------------------
                                          Thomas N. Konatich
                                          Acting Chief Executive Officer and
                                          Chief Financial Officer

Date:  August 18, 2003

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------


      4(k) Form of Warrant, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.

      4(l) Registration Rights Agreement, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.


      10(fff) Securities Purchase Agreement, dated as of August 13, 2003, between SIGA Technologies, Inc. and MacAndrews & Forbes Holdings Inc.

      99.1              Press Release dated August 14, 2003.